Exhibit 99.1

Press Release

For Immediate Release

RBB BANCORP ANNOUNCES APPOINTMENT OF LYNN HOPKINS AS INTERIM EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

LOS ANGELES, December 11, 2023 /Businesswire/ -- RBB Bancorp (the “Company”, “we”, “us” or “our”) (NASDAQ: RBB) is pleased to announce the appointment of Ms. Lynn M. Hopkins as Interim Executive Vice President and Chief Financial Officer of Royal Business Bank (the “Bank”) and RBB Bancorp effective December 7, 2023. With over 30 years of financial services industry experience, Ms. Hopkins brings a wealth of knowledge as a chief financial officer at various financial institutions, including expertise in banking risk management, corporate governance and operations, strategic planning and forecasting, liquidity, treasury and asset liability risk management, mergers and acquisitions, integration and conversion activities, technical accounting, and additional experience that will be beneficial to the Company.

Prior to joining the Company, Ms. Hopkins held the position of Executive Vice President and Chief Financial Officer, at Banc of California, Inc., a publicly traded bank holding company with $9.3 billion in assets.  During her 3-year tenure at Banc of California, Inc., she served as Chief Financial Officer and contributed significantly to the company’s success, which included restructuring the company’s balance sheet and earnings profile, substantially increasing returns, and overseeing the issuance of  debt, preferred stock redemptions and a significant bank acquisition.  Ms. Hopkins also held Chief Financial Officer roles at First Choice Bancorp and Commercial Bank of California, and various executive finance and corporate  leadership roles at PacWest Bancorp, California Community Bancshares and Western Bancorp.

David Morris, Chief Executive Officer of the Company, expressed enthusiasm for Ms. Hopkins’ appointment, stating, "We are thrilled to have Lynn join us as Interim Chief Financial Officer and look forward to her contributions to the Company.  As we strive to deliver value to our customers, community, and shareholders, we continue to attract top-tier banking professionals to our team and directors to our Board."

Commenting on her new appointment, Ms. Hopkins stated, "I am delighted to be part of the Royal Business Bank team. The bank has demonstrated outstanding growth and performance, and its differentiated strategy positions it to generate shareholder value while serving the Asian American community. I look forward to helping the Company achieve success for the benefit of its employees, clients and shareholders."

Ms. Hopkins began her career as a Certified Public Accountant with KPMG Los Angeles and London, and she holds a Bachelor of Arts degree in Economics/Business from the University of California, Los Angeles.

Mr. Alex Ko informed the Board he is voluntarily resigning from his position as CFO due to personal reasons and will be pursuing other opportunities. He will be available as a consultant to assist in the transition to the new Interim CFO.

“On behalf of everyone at the Company, I would like to thank Alex for his contributions during his tenure as CFO,” said David Morris, Chief Executive Officer and a member of the Board of Directors.  “Alex will be available as a consultant thereafter to ensure a smooth transition.   He leaves behind strong accounting, financial planning and financial control teams that are well-positioned to support all related capabilities moving forward.  We wish Alex success in his future endeavors.”

Corporate Overview

RBB Bancorp is a community-based financial holding company headquartered in Los Angeles, California. As of September 30, 2023, the Company had total assets of $4.1 billion. Its wholly-owned subsidiary, Royal Business Bank, is a full service commercial bank, which provides business banking services to the Asian communities in Los Angeles County, Orange County, and Ventura County in California, in Las Vegas, Nevada, in Brooklyn, Queens, and Manhattan in New York, in Edison, New Jersey, in the Chicago neighborhoods of Chinatown and Bridgeport, Illinois, and on Oahu, Hawaii. The Bank’s services include remote deposit, E-banking, mobile banking, commercial and investor real estate loans, business loans and lines of credit, commercial and industrial loans, SBA 7A and 504 loans, 1-4 single family residential loans, trade finance, a full range of depository account products and wealth management services. The Bank has nine branches in Los Angeles County, two branches in Ventura County, and one branch in Orange County, California, one branch in Las Vegas, Nevada, three branches and one loan operation center in Brooklyn, three branches in Queens, and one branch in Manhattan in New York, one branch in Edison, New Jersey, two branches in Chicago, Illinois, and one branch in Honolulu, Hawaii. The Company's administrative and lending center is located at 1055 Wilshire Blvd., Los Angeles, California 90017, and its finance and operations center is located at 7025 Orangethorpe Ave., Buena Park, California 90621. The Company's website address is www.royalbusinessbankusa.com.

Contacts

David Morris, Chief Executive Officer, (714) 670-2488

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements relating to the Company’s current business plans and expectations and our future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures; the potential for additional material weaknesses in the Company’s internal controls over financial reporting or other potential control deficiencies of which the Company is not currently aware or which have not been detected; business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the United States. federal budget or debt or turbulence or uncertainly in domestic of foreign financial markets; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to attract and retain deposits and access other sources of liquidity; possible additional provisions for loan losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; fluctuations in interest rates; the transition away from the London Interbank Offering Rate (LIBOR) and related uncertainty as well as the risks and costs related to our adopted alternative reference rate, including the Secured Overnight Financing Rate (SOFR); risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; environmental liabilities; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; severe weather, natural disasters, earthquakes, fires; or other adverse external events could harm our business; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, including the conflicts between Russia and Ukraine and in the Middle East, which could impact business and economic conditions in the United States and abroad; public health crises and pandemics, including the COVID-19 pandemic, and their effects on the economic and business environments in which we operate, including our credit quality and business operations, as well as the impact on general economic and financial market conditions; general economic or business conditions in Asia, and other regions where the Bank has operations; failures, interruptions, or security breaches of our information systems; climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; cybersecurity threats and the cost of defending against them; our ability to adapt our systems to the expanding use of technology in banking; risk management processes and strategies; adverse results in legal proceedings; the impact of regulatory enforcement actions, if any; certain provisions in our charter and bylaws that may affect acquisition of the Company; changes in tax laws and regulations; the impact of governmental efforts to restructure the U.S. financial regulatory system; the impact of future or recent changes in the Federal Deposit Insurance Corporation ("FDIC") insurance assessment rate of the rules and regulations related to the calculation of the FDIC insurance assessment amount; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the SEC, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including Accounting Standards Update 2016-13 (Topic 326, “Measurement of Current Losses on Financial Instruments, commonly referenced as the Current Expected Credit Losses Model, which changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; market disruption and volatility;  fluctuations in the Bancorp’s stock price; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; issuances of preferred stock; our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; the soundness of other financial institutions; our ongoing relations with our various federal and state regulators, including the SEC, FDIC, FRB and California Department of Financial Protection and Innovation; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports, including its Annual Report as filed under Form 10-K and Form 10-K/A for the year ended December 31, 2022, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.